UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05620

Virtus Global Dividend & Income Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive all future shareholder reports in paper free of charge. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2018

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Board of Directors (“the Board,” or the “Directors”) of Virtus Global Dividend & Income Fund Inc. (“Fund”) adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution of $0.113 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/our-products/closed-end-fund-details/ZTR.

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Dividend & Income Fund Inc. Shareholder:

Enclosed is the annual report for the Virtus Global Dividend & Income Fund Inc. (ZTR) for the 11-month period from January 1, 2018 through November 30, 2018 following the change in the fund’s fiscal year-end from December 31 to November 30. This report contains commentary from the portfolio management teams at Kayne Anderson Rudnick Investment Management and Newfleet Asset Management, respectively, on how the fund’s equity and fixed income allocations performed during the period.

The report also includes commentary from the portfolio management team at Rampart Investment Management on the impact of the options overlay strategy on performance. In October, Rampart was appointed a subadviser to manage the options overlay strategy, and its Chief Investment Officer, Warun Kumar, who previously managed the strategy through Newfleet, was added as a portfolio manager.

During the period, the fund’s NAV return decreased 9.67%, including $1.3560 in reinvested distributions, and its market price return decreased 16.62%. For the same period, the fund’s composite benchmark, consisting of 60% Russell Developed Large Cap Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, decreased 1.38%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a loss of 1.33% for the equity index and a loss of 1.79% for the bond index.

The fund’s underperformance relative to its benchmark was reflective of the dramatic shifts in financial markets during 2018 and the impact of the options overlay strategy, which reduced the fund’s NAV by 8.11% (excluding fees) for the 11-month period. As discussed in the accompanying commentary, highly unusual, sharp market swings early in 2018, and again later in the year, proved unprofitable for a series of the fund’s short-dated options overlay trades. On balance, we continue to believe the options overlay strategy provides benefits to the fund over time when market volatility is more consistently in line with historical long-term levels.

On behalf of Virtus Investment Partners and our affiliated portfolio managers, I thank you for your investment. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Director

Virtus Global Dividend & Income Fund Inc.

January 2019

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

NOVEMBER 30, 2018

About the Fund:

Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment policy to currently target an allocation of its investments to be a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is to generate total return, consisting of capital appreciation and income. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2018, the Fund’s leverage consisted of $100 million of borrowings made pursuant to a line of credit, which represented approximately 27% of the Fund’s total assets.

Manager Comments – Kayne Anderson Rudnick Investment Management, LLC (KAR)

KAR manages the Fund’s equity portfolio, which currently has a target allocation of 60%, utilizing its global dividend yield strategy. The following commentary is provided by the portfolio management team at KAR, and it covers the period from January 1, 2018 – November 30, 2018.

How did global equity markets perform during the Fund’s fiscal period from January 1, 2018 through November 30, 2018?*

Global equity markets struggled during the 11-month fiscal period, while the U.S. market managed a modest gain in performance relative to other developed and emerging markets.

The S&P 500® Index had a strong start to the year in a continuation of the bullish run in 2017, but fell in February due to widespread concerns over inflationary pressures, as well as a market correction fueled by various investment products that had bet on volatility. The index recovered and rose steadily through the second and third quarters, driven by economic growth and earnings data that remained robust. Much of the gains were erased in October, however, when investors, spooked by rising U.S. Treasury yields and the escalating U.S.-China trade conflict, sent stocks spiraling down. The index regained its footing in November 2018, and posted a return of 5.11% for the full 11-month period.

Internationally, political uncertainty and concerns around tariffs weighed on both developed and emerging markets, leading to volatile trading throughout the fiscal period. The MSCI EAFE Index (net) fluctuated between negative and positive months, ending the 11-month period down 9.39%. The MSCI Emerging Markets Index (net) exhibited a similar pattern, and was down 12.24% for the period. The October rout in the U.S. had an outsized effect on both of these markets.

The Russell Developed Large Cap Index (net) was down 1.33% for the 11-month period, with mixed results across sectors. Three of the 11 sectors posted gains, led by health care at 11.80% and information technology at 8.57%. The weakest sectors in the index were materials at -13.77% and financials at -8.23%.

What factors affected the performance of the Fund’s equity portfolio during its fiscal period?

The equity sleeve of the Fund outperformed the Russell Developed Large Cap Index (net) for the 11 months ended November 30, 2018. For the period, the equity portfolio returned 2.17% (excluding fees), while the benchmark lost -1.33%.

*	The Fund changed its fiscal year to November 30 during the period.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

The portfolio’s outperformance was driven primarily by strong stock selection in the financials and real estate sectors. Gains were somewhat offset by an underweight in information technology and negative stock selection in consumer discretionary.

The stocks that contributed the most to performance for the 11-month period were Spark New Zealand and GlaxoSmithKline.

•

Spark has established a strong competitive position that is allowing for stable-to-growing market share. The company’s pricing power also combined with good cost management to produce solid results for the period.

•

GlaxoSmithKline saw strong results from its HIV and vaccines businesses, which offset weakness elsewhere. In addition, management’s decision to acquire outright its existing health care joint venture with Novartis was well received by investors.

The names that detracted the most from performance were Vermilion Energy and Las Vegas Sands.

•

Shares of Vermilion Energy underperformed later in the period as energy prices declined. Production targets are being met and cash flow remains strong, but results have come in somewhat below expectations and capital spending has been higher than expected.

•	Shares of Las Vegas Sands were weighed down by concerns about how a slowdown in China’s economy and a trade war with the U.S. will impact the company’s Macau operations.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. The following commentary is provided by the respective portfolio management teams at Newfleet, and it covers the period from January 1, 2018 – November 30, 2018.

How did the fixed income markets perform during the Fund’s fiscal period from January 1, 2018 through November 30, 2018?

The performance of sectors that are sensitive to changes in credit spreads was mixed during the 11-month fiscal period. Assets with shorter duration such as asset-backed securities outperformed on a relative basis, while assets with longer duration underperformed as interest rates increased during the period. Bonds from emerging markets countries were the largest underperformers during the period.

The 11-month period presented multiple challenges, including several bouts of elevated volatility. Market participants wrestled with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices were volatile, driven by the outlook for supply/demand dynamics and evolving market sentiment. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on three separate occasions during the 11-month period to a range of 2.00% to 2.25%.

Over the last 11 months, yields increased across the curve, more pronounced at the front end, and overall the curve flattened.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

What factors affected the performance of the Fund’s fixed income portfolio during the fiscal period?

The outperformance of shorter duration sectors relative to most fixed income spread sectors was the key driver of the portfolio’s performance for the fiscal period from December 31, 2017 through November 30, 2018. For the period, the Fund’s fixed income portfolio returned -2.30% (gross of fees), while the benchmark Bloomberg Barclays U.S. Aggregate Bond Index returned -1.79%.

Among fixed income sectors, the portfolio’s allocations to non-agency residential mortgage-backed and asset-backed securities were the largest positive contributors to performance for the fiscal period. Issue selection within the investment grade corporate bond sector also helped performance.

During the fiscal period, the portfolio’s allocations to bonds issued from emerging markets, longer duration U.S. Treasuries, and agency mortgage-backed securities were the largest detractors from performance.

Manager Comments – Rampart Investment Management Company, LLC (Rampart)

On October 15, 2018, Rampart was appointed as a subadviser to manage the Fund’s existing options overlay strategy, and its Chief Investment Officer, Warun Kumar, who previously managed the Fund’s options overlay strategy through Newfleet, was added as a portfolio manager. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the respective portfolio management teams at Rampart and it covers the period from January 1, 2018 – November 30, 2018.

How did the options overlay strategy perform for the Fund during the fiscal period from January 1, 2018 through November 30, 2018?

The options overlay strategy experienced its most challenging environment since inception, losing -8.11% (excluding fees) over the period. This represented an abrupt turnaround from prior years, in which the options overlay strategy proved to be a reliable source of income for the Fund. The negative performance was driven by a discontinuous series of significant market moves, which likely represented a shift in both the risk appetite, and the risk expectations, of U.S. large cap equity investors.

The cracks in the market started to show early in 2018. The first sign that something was awry was the feverish January rally. It was the strongest January in nearly two decades, and the magnitude of the upward move was completely out of character with the methodical, upward grind that that had been typical of the bull market over the prior year.

This relentless upward pressure was followed by a brutal drawdown at the beginning of February 2018. Over the course of only nine trading sessions, the S&P 500® Index declined more than 10%. In the context of the prevailing volatility environment (both realized volatility and implied volatility), this reversal was a “tail event” of a magnitude with almost no precedent.

The market experienced two more gap events, in late March and in early October. Each occurred as the market had been lulled into a sense of complacency. Anecdotally, we observed a hesitancy among market participants to embrace a new risk environment, and an expectation that the historically low volatility of 2017 had become the new normal for U.S. large cap stocks, albeit with occasional outlier events to keep traders on their toes.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

As the year came to a close, though, it became clear that the market was in a higher risk state. Daily moves in excess of 1% – nearly unheard of in 2017 – had become normal and expected. The expectation of risk is an important component of success for the options overlay strategy. When investors’ and traders’ risk expectations are properly calibrated, the strategy tends to run smoothly. When expectations are misaligned with the market realities, as was the case during certain periods in 2018, the strategy has struggled and, in the future, may continue to struggle.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield / High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the Fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)

NOVEMBER 30, 2018

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2018.

Asset Allocations

Common Stocks		63%
Financials	11%
Communication Services	8
Energy	7
All Other Common Stocks	37
Corporate Bonds and Notes		18
Financials	6
Energy	2
Communication Services	2
All Other Corporate Bonds and Notes	8
Mortgage-Backed Securities		7
Asset-Backed Securities		3
Leveraged Loans		3
U.S. Government Securities		2
Municipal Bonds		2
Other (includes short-term investments and written options)		2

Total		100%

Country Weightings

United States	57%
United Kingdom	12
Canada	9
New Zealand	6
Switzerland	5
France	2
Australia	2
Other	7

Total	100%

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS (Unaudited)

NOVEMBER 30, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI EAFE® Index (net)

The MSCI EAFE® (“Europe, Australasia, Far East”) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Quantitative Easing (QE)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Russell Developed Large Cap Index (net)

The Russell Developed Large Cap Index (net) is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS (Unaudited) (Continued)

NOVEMBER 30, 2018

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—2.9%
U.S. Treasury Bond 2.500%, 2/15/46	$3,680	$3,145
3.000%, 8/15/48	3,305	3,113
U.S. Treasury Note 1.875%, 2/28/22	735	713
2.875%, 8/15/28	550	544
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $7,905)		7,515
MUNICIPAL BONDS—2.2%
California—0.7%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	1,000	1,435
University of California, Series B-A, Taxable 4.428%, 5/15/48	290	290

		1,725

Idaho—0.1%
Idaho Health Facilities Authority Saint Lukes Health System Revenue Taxable 5.020%, 3/1/48	355	358

New York—1.2%
New York City Transitional Finance Authority Future Tax Secured Revenue Series A-3 5.000%, 8/1/40	1,235	1,380
Port Authority of New York & New Jersey, Consolidated Bonds Revenue 5.000%, 4/15/57	1,515	1,668

		3,048

Virginia—0.2%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	565	560
TOTAL MUNICIPAL BONDS (Identified Cost $5,887)		5,691

	PAR VALUE	VALUE
FOREIGN GOVERNMENT SECURITIES—1.1%
Argentine Republic 7.125%, 7/6/36	$735	$546
Dominican Republic 144A 5.950%, 1/25/27(2)	455	446
Kingdom of Abu Dhabi 144A 2.500%, 10/11/22(2)	495	475
Republic of Indonesia 144A 8.500%, 10/12/35(2)	440	578
Republic of Turkey 6.000%, 3/25/27	245	220
Sultanate of Oman 144A, 5.375%, 3/8/27(2)	285	262
144A, 5.625%, 1/17/28(2)	200	185
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $2,850)		2,712
MORTGAGE-BACKED SECURITIES—9.4%
Agency—2.1%
Federal National Mortgage Association
Pool #AS6947, 3.500%, 4/1/46	2,581	2,541
Pool #AS7244, 3.500%, 5/1/46	2,819	2,776
Pool #AS9393, 4.000%, 4/1/47	150	151

		5,468

Non-Agency—7.3%
Ajax Mortgage Loan Trust 2018-C, A 144A 4.360%, 9/25/65(1)(2)	425	424
American Homes 4 Rent Trust 2014-SFR2, C 144A 4.705%, 10/17/36(2)	610	627
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4, (5.850% minus 1 month LIBOR) 3.378%, 6/25/33(1)	85	84

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—(continued)
AMSR Trust 2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 4.553%, 11/17/33(1)(2)	$488	$488
2016-SFR1, D 144A, (1 month LIBOR + 2.400%) 4.703%, 11/17/33(1)(2)	100	100
Angel Oak Mortgage Trust I LLC 2018-2, A1 144A 3.674%, 7/27/48(1)(2)	134	134
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 2015-200P, A 144A 3.218%, 4/14/33(2)	1,085	1,056
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A, 4.250%, 4/28/55(2)	395	399
2017-SPL5, B1 144A, 4.000%, 6/28/57(1)(2)	175	176
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(2)	270	270
Colony Starwood Homes Trust 2016-2A, C 144A , (1 month LIBOR + 2.150%) 4.457%, 12/17/33(1)(2)	416	417
COLT Mortgage Loan Trust Funding LLC 2016-2, A1 144A, 2.750%, 9/25/46(1)(2)	33	33
2017-1, A3 144A, 3.074%, 5/27/47(1)(2)	87	86
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 4.334%, 1/25/34(1)	168	171
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(1)(2)	141	139

	PAR VALUE	VALUE
Non-Agency—(continued)
Ellington Financial Mortgage Trust 2018-1, A1FX 144A 4.140%, 10/25/58(1)(2)	$198	$197
Galton Funding Mortgage Trust 2017-1, A21 144A, 3.500%, 7/25/56(1)(2)	201	198
2018-2, A41 144A, 4.500%, 10/25/58(1)(2)	193	195
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(2)	965	944
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 4.424%, 6/25/34(1)	395	399
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C22, A4 3.801%, 9/15/47	920	924
JPMorgan Chase Mortgage Trust 2014-5, B2 144A, 2.985%, 10/25/29(1)(2)	150	141
2016-2, M2 144A, 3.750%, 12/25/45(1)(2)	591	581
2017-3, 2A2 144A, 2.500%, 8/25/47(1)(2)	209	199
2017-5, A1 144A, 3.173%, 10/26/48(1)(2)	692	683
MetLife Securitization Trust 2017-1A, M1 144A 3.611%, 4/25/55(1)(2)	135	132
New Residential Mortgage Loan Trust 2018-4A, A1S 144A, (1 month LIBOR + 0.750%) 3.031%, 1/25/48(1)(2)	127	127
2016-4A, B1A 144A, 4.500%, 11/25/56(1)(2)	665	677
2017-2A, A3 144A, 4.000%, 3/25/57(1)(2)	188	189
2018-1A, A1A 144A, 4.000%, 12/25/57(1)(2)	208	208

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—(continued)
OBX Trust 2018-EXP2, 1A1 144A 4.000%, 11/25/48(1)(2)	$324	$324
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(2)	345	342
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(1)(2)	114	113
Progress Residential Trust 2017-SFR1, B 144A, 3.017%, 8/17/34(2)	335	323
2018-SFR1, B 144A, 3.484%, 3/17/35(2)	300	294
2018-SFR2, B 144A, 3.841%, 8/17/35(2)	185	184
RCO Mortgage LLC 2017-1, A1 144A 3.375%, 8/25/22(2)	260	258
Sequoia Mortgage Trust 2013-8, B1 3.529%, 6/25/43(1)	347	336
Structured Adjustable Rate Mortgage Loan Trust 2004-4, 3A2 4.378%, 4/25/34(1)	140	141
Towd Point Mortgage Trust 2015-1, A2 144A, 3.250%, 10/25/53(1)(2)	610	601
2015-6, M1 144A, 3.750%, 4/25/55(1)(2)	185	183
2017-1, M1 144A, 3.750%, 10/25/56(1)(2)	200	193
2017-6, A2 144A, 3.000%, 10/25/57(1)(2)	330	309
2018-4, A1 144A, 3.000%, 6/25/58(1)(2)	251	242
2015-2, 1M1 144A, 3.250%, 11/25/60(1)(2)	945	907
Tricon American Homes Trust 2016-SFR1, C 144A, 3.487%, 11/17/33(2)	975	957
2017-SFR1, A 144A, 2.716%, 9/17/34(2)	165	159

	PAR VALUE	VALUE
Non-Agency—(continued)
Vericrest Opportunity Loan Trust LX LLC 2017-NPL7, A1 144A 3.250%, 6/25/47(2)	$134	$133
Vericrest Opportunity Loan Trust LXIX LLC 2018-NPL5, A1A 144A 4.213%, 8/25/48(2)	380	379
Vericrest Opportunity Loan Trust LXXI LLC 2018-NPL7, A1A 144A 3.967%, 9/25/48(2)	285	284
Verus Securitization Trust 2017-2A, A1 144A, 2.485%, 7/25/47(1)(2)	307	301
2018-1, A1 144A, 2.929%, 2/25/48(1)(2)	212	208
2018-2, A1 144A, 3.677%, 6/1/58(1)(2)	381	379
2018-3, A1 144A, 4.108%, 10/25/58(1)(2)	323	321
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	675	656

		18,925
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $25,080)		24,393
ASSET-BACKED SECURITIES—4.4%
Auto Floor Plan—0.1%
NextGear Floorplan Master Owner Trust 2018-1A, A2 144A 3.220%, 2/15/23(2)	355	353

Automobiles—2.8%
ACC Trust 2018-1, A 144A, 3.700%, 12/21/20(2)	215	216
2018-1, B 144A, 4.820%, 5/20/21(2)	335	335

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Automobiles—(continued)
American Credit Acceptance Receivables Trust 2017-2, C 144A, 2.860%, 6/12/23(2)	$430	$429
2018-3, C 144A, 3.750%, 10/15/24(2)	430	430
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(2)	408	404
Exeter Automobile Receivables Trust 2015-2A, C 144A, 3.900%, 3/15/21(2)	523	524
2016-3A, B 144A, 2.840%, 8/16/21(2)	685	684
First Investors Auto Owner Trust 2017-2A, B 144A 2.650%, 11/15/22(2)	415	410
Flagship Credit Auto Trust 2017-3, C 144A 2.910%, 9/15/23(2)	505	497
Foursight Capital Automobile Receivables Trust 2017-1, B 144A 3.050%, 12/15/22(2)	400	395
GLS Auto Receivables Trust 2017-1A, B 144A, 2.980%, 12/15/21(2)	525	522
2018-3A, C 144A, 4.180%, 7/15/24(2)	515	515
OneMain Direct Auto Receivables Trust 2017-2A, C 144A 2.820%, 7/15/24(2)	415	409
Prestige Auto Receivables Trust 2017-1A, C 144A 2.810%, 1/17/23(2)	505	496
Santander Drive Auto Receivables Trust 2016-1, C 3.090%, 4/15/22	279	279
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(2)	330	330

	PAR VALUE	VALUE
Automobiles—(continued)
Westlake Automobile Receivables Trust 2017-2A, C 144A 2.590%, 12/15/22(2)	$505	$500

		7,375

Other—1.3%
AXIS Equipment Finance Receivables IV LLC 2018-1A, A2 144A 3.240%, 12/20/23(2)	355	354
AXIS Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(2)	392	393
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(2)	421	409
Dell Equipment Finance Trust 2017-2, A3 144A 2.190%, 10/24/22(2)	390	387
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(2)	224	221
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(2)	107	107
OneMain Financial Issuance Trust 2015-1A, A 144A 3.190%, 3/18/26(2)	142	142
Prosper Marketplace Issuance Trust 2017-2A, B 144A, 3.480%, 9/15/23(2)	420	419
2018-1A, A 144A, 3.110%, 6/17/24(2)	177	177
SoFi Consumer Loan Program LLC 2016-3, A 144A, 3.050%, 12/26/25(2)	160	159
2017-1, A 144A, 3.280%, 1/26/26(2)	194	193
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(2)	330	329

		3,290

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Student Loans—0.2%
Laurel Road Prime Student Loan Trust 2017-B, A2FX 144A 2.770%, 8/25/42(2)	$487	$476
TOTAL ASSET-BACKED SECURITIES (Identified Cost $11,578)		11,494
CORPORATE BONDS AND NOTES—25.3%
Communication Services—2.3%
AT&T Inc 6.375%, 6/1/28	2,000	2,153
Charter Communications Operating LLC 4.908%, 7/23/25	430	428
Comcast Corp. 3.950%, 10/15/25	189	188
4.150%, 10/15/28	91	90
CSC Holdings LLC 144A 5.375%, 2/1/28(2)	300	282
Discovery Communications LLC 3.950%, 3/20/28	405	377
DISH DBS Corp. 5.875%, 7/15/22	295	281
Frontier Communications Corp. 7.625%, 4/15/24	310	178
144A, 8.500%, 4/1/26(2)	125	114
Live Nation Entertainment, Inc. 144A 5.625%, 3/15/26(2)	275	274
Meredith Corp. 144A 6.875%, 2/1/26(2)	295	302
Sprint Spectrum Co., LLC 144A, 3.360%, 9/20/21(2)	150	148
144A, 4.738%, 3/20/25(2)	265	263
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(2)	200	183
Verizon Communications, Inc. 4.125%, 3/16/27(4)	715	707

		5,968

	PAR VALUE	VALUE

Consumer Discretionary—2.0%
Beazer Homes USA, Inc. 6.750%, 3/15/25	$250	$220
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	290	287
Dollar Tree, Inc. 4.000%, 5/15/25	440	417
Eldorado Resorts, Inc. 144A 6.000%, 9/15/26(2)	90	87
Frontdoor, Inc. 144A 6.750%, 8/15/26(2)	175	169
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(2)	135	140
GLP Capital LP 5.750%, 6/1/28	395	394
Graham Holdings Co. 144A 5.750%, 6/1/26(2)	310	314
Horton (D.R.), Inc. 4.750%, 2/15/23	510	517
Lear Corp. 3.800%, 9/15/27	505	455
Lennar Corp. 5.250%, 6/1/26	290	278
4.750%, 11/29/27	275	253
PulteGroup, Inc. 6.375%, 5/15/33	280	257
QVC, Inc. 4.375%, 3/15/23(4)	665	646
Tenneco, Inc. 5.000%, 7/15/26	305	246
TRI Pointe Group, Inc. 5.875%, 6/15/24	210	188
Wyndham Worldwide Corp. 5.750%, 4/1/27	280	258

		5,126

Consumer Staples—0.9%
Bacardi Ltd. 144A 4.700%, 5/15/28(2)	345	333
Conagra Brands, Inc. 4.300%, 5/1/24	335	334
CVS Health Corp. 2.875%, 6/1/26(4)	700	631
4.300%, 3/25/28	311	303

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Staples—(continued)
Flowers Foods, Inc. 4.375%, 4/1/22(4)	$330	$333
Kraft Heinz Foods Co. 3.000%, 6/1/26	420	372

		2,306

Energy—2.4%
Andeavor Logistics LP 4.250%, 12/1/27(4)	420	392
Bristow Group, Inc. 144A 8.750%, 3/1/23(2)	115	96
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(2)	140	136
Enbridge Energy Partners LP 5.875%, 10/15/25	430	463
Energy Transfer Partners LP 4.200%, 4/15/27	430	397
EP Energy LLC 144A 8.000%, 11/29/24(2)	145	126
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	290	297
HollyFrontier Corp. 5.875%, 4/1/26(4)	480	492
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(2)	220	209
Kinder Morgan Energy Partners LP 7.500%, 11/15/40(4)	615	714
MPLX LP 4.875%, 12/1/24(4)	695	703
NuStar Logistics LP 5.625%, 4/28/27	320	302
Range Resources Corp. 5.000%, 3/15/23	210	198
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	355	374
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(3)	445	456

	PAR VALUE	VALUE

Energy—(continued)
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(2)	$110	$107
USA Compression Partners LP 144A 6.875%, 4/1/26(2)	290	283
Valero Energy Partners LP 4.500%, 3/15/28	330	323

		6,068

Financials—8.9%
AerCap Ireland Capital DAC 3.950%, 2/1/22	495	487
Allstate Corp. (The) Series B 5.750%, 8/15/53(4)(6)	485	480
Apollo Management Holdings LP 144A 4.000%, 5/30/24(2)(4)	475	471
Ares Capital Corp. 3.500%, 2/10/23	175	166
4.250%, 3/1/25(4)	325	309
Ares Finance Co., LLC 144A 4.000%, 10/8/24(2)(4)	675	636
Athene Holding Ltd. 4.125%, 1/12/28	395	360
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)	410	366
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(2)	325	271
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(2)	740	654
Bank of America Corp. 3.004%, 12/20/23	339	325
4.200%, 8/26/24	938	926
Bank of Montreal 3.803%, 12/15/32	621	566
Brighthouse Financial, Inc. 3.700%, 6/22/27	400	341

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Financials—(continued)
BrightSphere Investment Group plc 4.800%, 7/27/26	$495	$476
Brookfield Finance LLC 4.000%, 4/1/24	598	594
Capital One Financial Corp. 4.200%, 10/29/25(4)	450	430
3.750%, 7/28/26(4)	545	495
Citigroup, Inc. 5.500%, 9/13/25	2,200	2,292
Discover Bank 4.682%, 8/9/28	375	369
Fairfax Financial Holdings Ltd. 144A 4.850%, 4/17/28(2)	430	414
FS Investment Corp. 4.250%, 1/15/20	410	410
4.750%, 5/15/22	100	99
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22(4)	455	477
Guanay Finance Ltd. 144A 6.000%, 12/15/20(2)	396	399
ICAHN Enterprises LP 6.375%, 12/15/25	285	282
iStar, Inc. 5.250%, 9/15/22	290	277
Jefferies Financial Group, Inc. 5.500%, 10/18/23	240	246
Jefferies Group LLC 6.875%, 4/15/21	59	63
5.125%, 1/20/23	95	98
4.850%, 1/15/27	250	238
JPMorgan Chase & Co. 3.300%, 4/1/26(4)	920	865
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(2)	535	549
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(2)(4)	610	614
Macquarie Group Ltd. 144A 6.250%, 1/14/21(2)(4)	520	545

	PAR VALUE	VALUE

Financials—(continued)
Morgan Stanley 4.100%, 5/22/23	$385	$382
3.125%, 7/27/26	955	872
Navient Corp. 6.750%, 6/25/25	295	274
Prudential Financial, Inc. 5.875%, 9/15/42	165	169
5.625%, 6/15/43(6)	400	402
Santander Holdings USA, Inc. 4.450%, 12/3/21	214	214
3.700%, 3/28/22	343	335
4.400%, 7/13/27	185	173
Societe Generale S.A. 144A 4.750%, 11/24/25(2)(4)	500	485
Springleaf Finance Corp. 6.875%, 3/15/25	180	169
Synchrony Financial 3.950%, 12/1/27	360	304
Trinity Acquisition plc 4.400%, 3/15/26	200	197
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(2)	230	202
UBS AG 7.625%, 8/17/22(4)	1,235	1,323
Wells Fargo & Co. 3.550%, 9/29/25	285	273
Series S, 5.900%, 12/29/49(4)	585	584

		22,948

Health Care—2.2%
AbbVie, Inc. 3.600%, 5/14/25	485	463
3.200%, 5/14/26	305	280
Allergan Funding SCS 3.450%, 3/15/22	285	279
Anthem, Inc. 3.650%, 12/1/27	126	118
4.101%, 3/1/28	365	354
Bausch Health Cos., Inc. 144A, 6.500%, 3/15/22(2)	25	26
144A, 7.000%, 3/15/24(2)	40	42
144A, 5.500%, 11/1/25(2)	210	206

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Health Care—(continued)
Becton Dickinson & Co. 3.363%, 6/6/24	$89	$85
3.700%, 6/6/27	370	345
Cardinal Health, Inc. 3.200%, 3/15/23	325	313
3.410%, 6/15/27	185	167
Centene Corp. 144A 5.375%, 6/1/26(2)	65	65
Elanco Animal Health, Inc. 144A 4.900%, 8/28/28(2)	80	80
Endo Dac 144A 6.000%, 7/15/23(2)	275	228
Halfmoon Parent, Inc. 144A, 4.125%, 11/15/25(2)	15	15
144A, 4.375%, 10/15/28(2)(4)	682	670
HCA, Inc. 5.375%, 2/1/25	325	327
HLF Financing S.a.r.l. LLC 144A 7.250%, 8/15/26(2)	200	201
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(2)	255	259
Takeda Pharmaceutical Co. Ltd 144A 4.000%, 11/26/21(2)	405	407
Tenet Healthcare Corp. 4.625%, 7/15/24	150	144
Zimmer Biomet Holdings, Inc. 3.550%, 4/1/25(4)	665	627

		5,701

Industrials—0.8%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(2)	345	312
CNH Industrial N.V. 4.500%, 8/15/23	359	359
Oshkosh Corp. 4.600%, 5/15/28	459	449
Owens Corning 3.400%, 8/15/26(4)	495	446
TransDigm, Inc. 6.375%, 6/15/26	130	127

	PAR VALUE	VALUE

Industrials—(continued)
United Airlines Pass-Through trust 07-1, A 6.636%, 7/2/22	$357	$370

		2,063

Information Technology—0.9%
Broadcom Corp. 3.000%, 1/15/22	185	178
3.625%, 1/15/24	340	322
Citrix Systems, Inc. 4.500%, 12/1/27	290	272
Dell International LLC 144A, 6.020%, 6/15/26(2)	100	101
144A, 8.100%, 7/15/36(2)	230	248
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	330	331
Verisk Analytics, Inc. 4.000%, 6/15/25	470	465
VMware, Inc. 2.950%, 8/21/22	216	204
3.900%, 8/21/27	233	209

		2,330

Materials—2.1%
Anglo American Capital plc 144A 4.000%, 9/11/27(2)	525	473
ArcelorMittal 6.125%, 6/1/25	450	473
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(6)	410	434
CRH America Finance, Inc. 144A 3.400%, 5/9/27(2)	425	389
DowDuPont, Inc. 4.493%, 11/15/25	391	395
Glencore Funding LLC 144A 4.000%, 3/27/27(2)	425	388
GTL Trade Finance, Inc. 144A 5.893%, 4/29/24(2)	295	304

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Materials—(continued)
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(2)	$935	$910
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(2)	130	121
144A, 5.000%, 5/1/25(2)	205	191
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(2)(5)	430	301
SABIC Capital II BV 144A 4.500%, 10/10/28(2)	360	353
Syngenta Finance N.V. 144A 4.441%, 4/24/23(2)	430	414
Vulcan Materials Co. 3.900%, 4/1/27	425	399

		5,545

Real Estate—1.9%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	300	287
Corporate Office Properties LP 3.600%, 5/15/23(4)	660	636
EPR Properties 4.750%, 12/15/26	620	601
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	435	408
Hospitality Properties Trust 4.950%, 2/15/27	510	496
Kilroy Realty LP 4.375%, 10/1/25	475	470
LifeStorage LP 3.500%, 7/1/26	455	419
3.875%, 12/15/27	165	154
MPT Operating Partnership LP 6.375%, 3/1/24	50	52
5.000%, 10/15/27	170	161
Physicians Realty LP 3.950%, 1/15/28	435	405
Select Income REIT 4.500%, 2/1/25	470	449
Welltower, Inc. 4.000%, 6/1/25(4)	500	486

		5,024

	PAR VALUE	VALUE

Utilities—0.9%
American Electric Power Co, Inc. Series I 3.650%, 12/1/21	$158	$158
Duke Energy Corp. 2.650%, 9/1/26	505	451
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(2)	410	375
Exelon Corp. 3.497%, 6/1/22	605	587
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(2)	520	525
PSEG Power LLC 3.850%, 6/1/23	118	117
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(2)	215	192

		2,405
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $69,086)		65,484
LEVERAGED LOANS(1)—4.0%
Aerospace—0.1%
Atlantic Aviation FBO, Inc. Tranche B , (3 month LIBOR + 3.250%) 0.000%, 11/28/25(9)	45	45
TransDigm, Inc. Tranche E , (1 month LIBOR + 2.500%) 4.845%, 5/30/25	124	121

		166

Consumer Durables—0.2%
Fluidra, S.A., (1 month LIBOR + 2.250%) 0.000%, 7/2/25(9)	265	259
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.350%, 9/29/24	219	212

		471

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Non-Durables—0.1%
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.595%, 8/18/25	$40	$40
Kronos Acquisition Intermediate, Inc. , (1 month LIBOR + 4.000%) 6.345%, 5/15/23	280	267

		307

Energy—0.0%
Moda Ingleside Energy Center LLC, (1 month LIBOR + 3.250%) 5.595%, 9/29/25	20	20

Financial—0.1%
Financial & Risk US Holdings, Inc. (Refinitiv), (1 month LIBOR + 3.750%) 6.095%, 10/1/25	345	336
Franklin Square Holdings LP, (1 month LIBOR + 2.500%) 4.813%, 8/1/25	50	49
Genworth Holdings, Inc., (2 month LIBOR + 4.500%) 6.831%, 3/7/23	10	10

		395

Food and Drug—0.1%
Albertson’s LLC Tranche B-7 , (3 month LIBOR + 3.000%) 5.445%, 11/17/25	254	248

Food/Tobacco—0.2%
Aramark Intermediate HoldCo Corp. Tranche B-3, (1 month LIBOR + 1.750%) 4.095%, 3/11/25	154	152
CHG PPC Parent LLC First Lien, (1 month LIBOR + 2.750%) 5.095%, 3/31/25	140	138

	PAR VALUE	VALUE

Food/Tobacco—(continued)
H-Food Holdings, LLC
(1 month LIBOR + 3.688%) 6.032%, 5/23/25	$35	$34
(1 month LIBOR + 4.000%) 6.315%, 5/23/25	175	173

		497

Gaming/Leisure—0.5%
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	45	45
Playa Resorts Holding B.V., (1 month LIBOR + 2.750%) 5.090%, 4/29/24	213	205
Scientific Games International, Inc. Tranche B-5, (1 month LIBOR + 2.750%) 5.216%, 8/14/24	209	203
Seminole Tribe of Florida 2018 Replacement, Tranche B, (1 month LIBOR + 1.750%) 4.095%, 7/8/24	267	266
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 4.850%, 6/8/23	240	236
Wyndham Hotels & Resorts, Inc. Tranche B, (1 month LIBOR + 1.750%) 4.095%, 5/30/25	350	346

		1,301

Healthcare—0.7%
Bausch Health Cos., Inc.
(1 month LIBOR + 3.000%) 5.314%, 6/2/25	44	43
(3 month LIBOR + 2.750%) 0.000%, 11/27/25(9)	75	74

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Healthcare—(continued)
CCS-CMGC Holdings, Inc. First Lien, (1 month LIBOR + 5.500%) 7.845%, 10/1/25	$205	$203
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.000%) 5.461%, 6/7/23	297	296
Endo Luxembourg Finance Co. S.a.r.l., (1 month LIBOR + 4.250%) 6.625%, 4/29/24	123	123
Envision Healthcare Corp., (1 month LIBOR + 3.750%) 6.095%, 10/10/25	304	291
Iqvia, Inc. Tranche B-3, (3 month LIBOR + 1.750%) 4.136%, 6/11/25	274	271
Quorum Health Corp., (1 month LIBOR + 6.750%) 9.095%, 4/29/22	131	132
RegionalCare Hospital Partners Holdings, Inc. Tranche B, (3 month LIBOR + 4.500%) 7.129%, 11/16/25	285	280
Universal Health Services, Inc. Tranche B, (1 month LIBOR + 1.750%) 4.095%, 10/31/25	30	30

		1,743

Housing—0.4%
American Builders & Contractors Supply Co., Inc. Tranche B-2, (1 month LIBOR + 2.000%) 4.345%, 10/31/23	348	339
Capital Automotive LP Tranche B-2, (1 month LIBOR + 2.500%) 4.850%, 3/25/24	380	373

	PAR VALUE	VALUE

Housing—(continued)
Summit Materials, LLC, (3 month LIBOR + 2.000%) 0.000%, 11/21/24(9)	$280	$275

		987

Information Technology—0.3%
Boxer Parent Co., Inc., (3 month LIBOR + 4.250%) 6.648%, 10/2/25	285	281
Rackspace Hosting, Inc. Tranche B, (3 month LIBOR + 3.000%) 5.581%, 11/3/23	387	354
Renaissance Holding Corp. First Lien, (1 month LIBOR + 3.250%) 0.000%, 5/30/25(9)	185	182

		817

Manufacturing—0.1%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.345%, 8/18/24	290	286

Media/Telecom-Cable/Wireless Video—0.2%
CSC Holdings, LLC, (3 month LIBOR + 2.250%) 0.000%, 1/15/26(9)	115	113
Telenet Financing USD LLC, (1 month LIBOR + 2.250%) 4.557%, 8/15/26	360	353

		466

Media/Telecom-Diversified Media—0.1%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.845%, 2/28/25	294	288

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Media Telecom-Telecommunications—0.2%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 5.095%, 1/31/25	$636	$617

Media/Telecom-Wireless Communications—0.1%
Digicel International Finance Ltd. Tranche B, (3 month LIBOR + 3.250%) 5.960%, 5/27/24	25	23
SBA Senior Finance II LLC, (1 month LIBOR + 2.000%) 4.350%, 4/11/25	155	153

		176

Metals/Minerals—0.1%
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	209	167

Retail—0.0%
Bass Pro Group LLC, (1 month LIBOR + 5.000%) 7.345%, 9/25/24	70	69

Service—0.2%
Frontdoor, Inc., (3 month LIBOR + 2.500%) 0.000%, 8/16/25(9)	200	198
Red Ventures LLC Tranche B-1, (1 month LIBOR + 3.000%) 5.315%, 11/8/24	260	257
Sedgwick CMS Holdings, Inc. Tranche B, (3 month LIBOR + 3.250%) 0.000%, 11/6/25(9)	10	10
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.100%, 2/1/23	192	189

		654

	PAR VALUE		VALUE

Transportation-Automotive—0.1%
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.820%, 11/6/24	$218		$217

Utility—0.2%
Brookfield WEC Holdings, Inc. First Lien , (1 month LIBOR + 3.750%) 6.095%, 8/1/25	220		219
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.345%, 8/4/23	160		158
(1 month LIBOR + 2.000%) 4.314%, 12/31/25	160		157

			534
TOTAL LEVERAGED LOANS (Identified Cost $10,666)			10,426

	SHARES
PREFERRED STOCKS—1.0%
Financials—1.0%
Huntington Bancshares, Inc. Series E, 5.700%	280	(7)	267
JPMorgan Chase & Co. Series Z, 5.300%(4)	550	(7)	553
KeyCorp Series D, 5.000%(8)	270	(7)	248
M&T Bank Corp. Series F, 5.125%(8)	355	(7)	347
MetLife, Inc. Series D, 5.875%	156	(7)	153
PNC Financial Services Group, Inc. (The) Series R, 4.850%(4)	535	(7)	513
Series S, 5.000%(4)	485	(7)	461
TOTAL PREFERRED STOCKS
(Identified Cost $2,663)			2,542

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—86.4%
Communication Services—10.9%
AT&T, Inc.	202,083	$6,313
BCE, Inc.	238,830	10,241
Spark New Zealand Ltd.	3,997,540	11,624

		28,178

Consumer Discretionary—3.7%
Compass Group plc Sponsored ADR	99,578	2,146
Kindred Group plc	200,553	1,955
Las Vegas Sands Corp.	102,510	5,632

		9,733

Consumer Staples—6.2%
Clorox Co. (The)	13,620	2,256
Coca-Cola Co. (The)	158,980	8,012
Tate & Lyle plc	621,233	5,684

		15,952

Energy—9.5%
ONEOK, Inc.	102,150	6,275
Royal Dutch Shell plc Class B Sponsored ADR	149,440	9,270
TOTAL S.A. Sponsored ADR	66,850	3,718
Vermilion Energy, Inc.	214,518	5,337

		24,600

Financials—17.9%
Bank of Hawaii Corp.	32,420	2,585
HSBC Holdings plc	243,930	2,065
HSBC Holdings plc Sponsored ADR	150,755	6,413
Royal Bank of Canada	93,409	6,843
Sabre Insurance Group plc	1,749,000	6,418
SCOR SE Sponsored ADR	467,428	2,216
Tokio Marine Holdings, Inc.	78,170	3,860
Tryg A/S	178,057	4,430
Zurich Insurance Group AG	8,190	2,570
Zurich Insurance Group AG ADR	283,280	8,901

		46,301

	SHARES	VALUE

Health Care—7.1%
AstraZeneca plc Sponsored ADR	57,698	$2,298
GlaxoSmithKline plc	94,260	1,948
GlaxoSmithKline plc Sponsored ADR	172,460	7,221
Merck & Co., Inc.	28,590	2,268
Sonic Healthcare Ltd.	95,000	1,583
Sonic Healthcare Ltd. Sponsored ADR	190,944	3,176

		18,494

Industrials—7.5%
ABB Ltd. Registered Shares	205,410	4,155
Air New Zealand Ltd.	3,049,630	6,457
Port of Tauranga Ltd.	558,800	1,951
Waste Management, Inc.	23,260	2,181
Watsco, Inc.	30,029	4,615

		19,359

Information Technology—4.3%
Analog Devices, Inc.	27,350	2,514
Cisco Systems, Inc.	41,930	2,007
Paychex, Inc.	39,810	2,817
Tieto OYJ	129,880	3,747

		11,085

Materials—1.8%
Sonoco Products Co.	79,317	4,564

Real Estate—9.4%
Crown Castle International Corp.	69,800	8,020
Lamar Advertising Co. Class A	124,271	9,425
Realty Income Corp.	109,745	7,033

		24,478

Utilities—8.1%
Duke Energy Corp.	93,300	8,263
Fortis, Inc.	190,730	6,622
WEC Energy Group, Inc.	85,150	6,172

		21,057
TOTAL COMMON STOCKS (Identified Cost $220,163)		223,801
TOTAL LONG-TERM INVESTMENTS—136.7%
(Identified Cost $355,878)		354,058	(11)

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

SHARES		VALUE

SHORT-TERM INVESTMENTS—0.7%
Purchased Options—0.1%
(See the open purchased options table on page 24 for the detailed information)
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Paid $502)		$233
Money Market Mutual Fund—0.6%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 2.095%)(10)	1,523,582	1,524	(11)
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,026)		1,757
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—137.4%
(Identified Cost $357,904)		355,815
WRITTEN OPTIONS—(0.5)%
(See the open written options table on page 25 for the detailed information)
TOTAL WRITTEN OPTIONS—(0.5)%
(Premiums Received $1,106)		(1,242)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—136.9%
(Identified Cost $356,798)		354,573
Other assets and liabilities, net—(36.9)%		(95,560)

NET ASSETS—100.0%		$259,013

Abbreviations

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Footnote Legend:

(1)

Variable rate security. Rate disclosed is as of November 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, these securities amounted to a value of $46,778 or 18.1% of net assets.

(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	All or a portion of the security is segregated as collateral for written options.
(5)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

(6)	Interest payments may be deferred.
(7)	Value shown as par value.
(8)	Interest may be forfeited.
(9)	This loan will settle after November 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(11)	All or a portion of the portfolio is segregated as collateral for borrowings.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

Open Purchased Options contracts as of November 30, 2018, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	380	$111,150	$2,925	12/3/18	$4
S&P 500® Index	502	145,580	2,900	12/5/18	20
S&P 500® Index	117	34,047	2,910	12/7/18	6
S&P 500® Index	403	116,467	2,890	12/10/18	44
S&P 500® Index	508	148,590	2,925	12/12/18	33
S&P 500® Index	119	35,403	2,975	12/14/18	5

					112

Put Options
S&P 500® Index	380	93,670	2,465	12/3/18	8
S&P 500® Index	502	121,484	2,420	12/5/18	18
S&P 500® Index	117	27,846	2,380	12/7/18	3
S&P 500® Index	403	97,526	2,420	12/10/18	15
S&P 500® Index	508	123,952	2,440	12/12/18	46
S&P 500® Index	119	29,572	2,485	12/14/18	31

					121

Total Purchased Options					$233

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

Open Written Options contracts as of November 30, 2018, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	380	$108,300	$2,850	12/3/18	$(32)
S&P 500® Index	502	142,066	2,830	12/5/18	(269)
S&P 500® Index	117	33,345	2,850	12/7/18	(46)
S&P 500® Index	403	113,646	2,820	12/10/18	(402)
S&P 500® Index	508	145,034	2,855	12/12/18	(274)
S&P 500® Index	119	34,689	2,915	12/14/18	(15)

					(1,038)

Put Options
S&P 500® Index	380	96,520	2,540	12/3/18	(6)
S&P 500® Index	502	124,998	2,490	12/5/18	(22)
S&P 500® Index	117	28,548	2,440	12/7/18	(6)
S&P 500® Index	403	100,347	2,490	12/10/18	(50)
S&P 500® Index	508	127,508	2,510	12/12/18	(74)
S&P 500® Index	119	30,286	2,545	12/14/18	(46)

					(204)

Total Written Options					$(1,242)

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$11,494	$—	$11,494	$—
Corporate Bonds and Notes	65,484	—	65,183	301
Foreign Government Securities	2,712	—	2,712	—
Leveraged Loans	10,426	—	10,426	—
Mortgage-Backed Securities	24,393	—	24,393	—
Municipal Bonds	5,691	—	5,691	—
U.S. Government Securities	7,515	—	7,515	—
Equity Securities:
Common Stocks	223,801	223,801	—	—
Preferred Stocks	2,542	—	2,542	—
Purchased Options	233	171	62	—
Money Market Mutual Fund	1,524	1,524	—	—

Total Investments, before Written Options	$355,815	$225,496	$130,018	$301

Liabilities:
Written Options	$(1,242)	$(1,220)	$(22)	$—

Total Investments, net of Written Options	$354,573	$224,276	$129,996	$301

Security held by the Fund with an end of period value of $301 was transferred from Level 2 to Level 3 due to a decrease in trading activity at period end.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended November 30, 2018.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets:
Investment in securities at value (Identified cost $357,904)	$355,815
Cash	4,417
Foreign currency at value (Identified cost $3,297)	3,305
Receivables:
Investment securities sold	719
Dividends and interest	1,986
Tax reclaims	312
Prepaid Directors’ retainer	26
Prepaid expenses	2

Total Assets	366,582

Liabilities:
Borrowings (Note 7)	100,000
Written options at value (Premiums received $1,106) (Note 3)	1,242
Payables:
Investment securities purchased	5,914
Investment advisory fee	205
Administration and accounting fees	12
Professional fees	51
Printing expenses	42
Interest expense on borrowings (Note 7)	32
Transfer agent fees and expenses	13
Other accrued expenses	58

Total Liabilities	107,569

Net Assets	$259,013

Net Assets Consist of:
Common stock ($0.001 par value; 500,000,000 shares authorized) .	$25
Capital paid in on shares of beneficial interest	278,010
Total distributable earnings (loss)	(19,022)

Net Assets	$259,013

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 24,568,076	$10.54

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENTS OF OPERATIONS

($ reported in thousands)

	Period Ended November 30, 2018(1)	Year Ended December 31, 2017
Investment Income
Dividends	$10,219	$12,043
Interest	5,080	6,006
Foreign taxes withheld	(647)	(705)

Total investment income	14,652	17,344

Expenses
Investment advisory fees	2,438	3,073
Administration and accounting fees	372	560
Printing fees and expenses	234	388
Directors’ fees and expenses	340	349
Professional fees	154	255
Transfer agent fees and expenses	77	116
Custodian fees	76	172
Miscellaneous expenses	91	162

Total expenses before interest expense	3,782	5,075
Interest expense on borrowings (Note 7)	2,853	2,347

Total expenses after interest expense	6,635	7,422
Administration fees waiver	(226)	(286)
Custody fees reimbursed	—	(11)
Earnings credit from custodian	—	— (2)

Net expenses	6,409	7,125

Net investment income (loss)	8,243	10,219

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(310)	(13,508)
Foreign currency transactions	(41)	(44)
Written options	(16,155)	28,539
Net change in unrealized appreciation (depreciation) on:
Investments	(22,125)	28,136
Foreign currency transactions	(5)	—
Written options	(442)	478

Net realized and unrealized gain (loss) on investments	(39,078)	43,601

Net increase (decrease) in net assets resulting from operations	$(30,835)	$53,820

(1)	The Fund changed its fiscal year end to November 30 during the period.
(2)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Period Ended November 30, 2018(1)	Year Ended December 31, 2017		Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$8,243	$10,219		$7,822
Net realized gain (loss)	(16,506)	14,987		47,906
Net change in unrealized appreciation (depreciation)	(22,572)	28,614		(46,891)

Increase (decrease) in net assets resulting from operations	(30,835)	53,820		8,837

From Dividends and distributions to shareholders
Net investment income and net realized gains	(10,353)	(41,194	)(2)	(33,163	)(3)
Return of capital	(20,113)	(6,435)		—

Dividends and distributions to Shareholders	(30,466)	(47,629)		(33,163)

From Capital Share Transactions (Note 9)
Payments for tendered shares	—	(33,149)		(61,805)
Issuance of common stock related to reinvestment of distributions (100,956, 78,042 and 0 shares, respectively)	1,138	1,002		—

Increase (decrease) in net assets from capital share transactions	1,138	(32,147)		(61,805)

Net increase (decrease) in net assets	(60,163)	(25,956)		(86,131)

Net Assets
Beginning of period	319,176	345,132		431,263

End of period(2)	$259,013	$319,176		$345,132

Accumulated undistributed net investment income (loss) at end of period	N/A	$861		$962

Supplemental – Other Information
Capital share transactions were as follows:
Common shares outstanding at beginning of period	24,467,120	27,023,909		31,792,834
Issuance of common stock related to reinvestment of distributions	100,956	78,042		—
Common shares tendered (Note 10)	—	(2,634,831)		(4,768,925)

Common shares outstanding at end of period	24,568,076	24,467,120		27,023,909

(1)	The Fund changed its fiscal year end to November 30 during the period.
(2)	For the year ended December 31, 2017, the distributions to shareholders from net investment income was $10,514 and distributions from net realized gains was $30,680.
(3)	For the year ended December 31, 2016, the distributions to shareholders from net investment income was $7,183 and distributions from net realized gains was $25,980.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF CASH FLOWS

($ reported in thousands)

	Period Ended November 30, 2018(1)	Year Ended December 31, 2017
Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(30,835)	$53,820

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	211,921	229,092
(Increase) Decrease in investment securities sold receivable	(576)	394
Purchases of long-term investments	(160,735)	(188,110)
Increase (Decrease) in investment securities purchased payable	3,876	1,086
Net (purchases) or sales of money market mutual funds	14,743	16,599
Net (purchases) or sales in purchased options	(8,697)	(16,144)
Net purchases or (sales) in written options	(16,286)	28,578
Net change in unrealized (appreciation)/depreciation on investments	22,567	(28,614)
Net realized (gains) loss on investments	16,465	(15,031)
Amortization of premium and accretion of discounts on investments	448	771
Non-cash adjustments from corporate events	10	—
Cost adjustment for inflation linked securities	—	136
Return of capital distributions on investments	89	314
Proceeds from litigation settlements	25	96
(Increase) Decrease in deposits with options broker	4,182	(3,985)
(Increase) Decrease in tax reclaims receivable	(256)	(50)
(Increase) Decrease in dividends and interest receivable	135	453
(Increase) Decrease in prepaid expenses	6	43
(Increase) Decrease in prepaid Directors’ retainer	(26)	—
Increase (Decrease) in interest expense payable on borrowings	8	(42)
Increase (Decrease) in affiliated expenses payable	(57)	(16)
Increase (Decrease) in non-affiliated expenses payable	13	(81)

Cash provided by (used for) operating activities	57,020	79,309

Cash provided by (used for) financing activities:
Payments for tendered shares	—	(33,149)
Cash payments to reduce borrowings	(20,000)	—
Cash distributions paid to shareholders	(29,328)	(46,627)

Cash provided by (used for) financing activities:	(49,328)	(79,776)

Net increase (decrease) in cash	7,692	(467)

Cash:
Cash and foreign currency at beginning of period	30	497

Cash and foreign currency at end of period	$7,722	$30

Supplemental cash flow information:
Reinvestment of dividends and distributions	$1,138	$—
Cash paid during the period for interest expense on borrowings	$2,845	$2,389

(1)	The Fund changed its fiscal year end to November 30 during the period.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Period Ended November 30, 2018(8)		Year Ended December 31,
			2017		2016		2015	2014
PER SHARE DATA:
Net asset value, beginning of period	$13.05		$12.77		$13.56		$15.43	$15.45

Income (loss) from investment operations:
Net investment income (loss)(3)	0.34		0.41		0.27		0.22	0.25
Net realized and unrealized gain (loss)	(1.61)		1.71		0.05		(1.02)	0.78

Total from investment operations	(1.27)		2.12		0.32		(0.80)	1.03

Dividends and Distributions to Shareholders:
Net investment income	(0.37)		(0.42)		(0.27)		(0.26)	(0.24)
Net realized gains	(0.05)		(1.18)		(0.89)		(0.85)	(0.85)
Return of capital	(0.82)		(0.26)		—		—	—

Total dividends and distributions to shareholders	(1.24)		(1.86)		(1.16)		(1.11)	(1.09)

Fund Share Transactions (Note 9)
Anti-dilutive impact of repurchase plan	—		—		—		0.04	0.04
Anti-dilutive impact of tender offers	—		0.02		0.05		—	—

Net asset value, end of period	$10.54		$13.05		$12.77		$13.56	$15.43

Market value, end of period(1)	$9.99		$13.40		$12.04		$12.18	$14.01

Total return, net asset value(2)	(9.67	)%(10)	19.02%		3.74%		(4.17)%	7.86%
Total return, market value(2)	(16.62	)%(10)	29.62%		8.90%		(5.20)%	8.54%

RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	2.53	%(9)	2.23	%(7)	1.61	%(6)	0.98%	1.03%
Ratio of total expenses after interest expense to average net assets(4)	2.62	%(9)	2.33	%(7)	1.64	%(6)	0.98%	1.03%
Ratio of net investment income (loss) to average net assets	3.25	%(9)	3.20	%(7)	2.05	%(6)	1.49%	1.61%
Portfolio turnover rate	43	%(10)	44%		178	%(5)	77%	38%

Net assets, end of period (000’s)	$259,013		$319,176		$345,132		$431,263	$500,825

Borrowings, end of period (000’s)	$100,000		$120,000		$120,000		$—	$—

Asset coverage, per $1,000 principal amount of borrowings(11)	$3,590		$3,660		$3,876		$—	$—

See	footnote legend on page 33.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

Year Ended December 31, 2013
PER SHARE DATA:
Net asset value, beginning of period	$14.08

Income (loss) from investment operations:
Net investment income (loss)(3)	0.29
Net realized and unrealized gain (loss)	2.02

Total from investment operations	2.31

Dividends and Distributions to Shareholders:
Net investment income	(0.27)
Net realized gains	(0.70)
Return of capital	(0.05)

Total dividends and distributions to shareholders	(1.02)

Fund Share Transactions (Note 9)
Anti-dilutive impact of repurchase plan	0.08

Net asset value, end of period	$15.45

Market value, end of period(1)	$13.94

Total return, net asset value(2)	18.58%
Total return, market value(2)	22.37%

RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	0.99%
Ratio of total expenses after interest expense to average net assets(4)	1.04%
Ratio of net investment income (loss) to average net assets	1.97%
Portfolio turnover rate	52%

Net assets, end of period (000’s)	$514,350

Borrowings, end of period (000’s)	$—

Asset coverage, per $1,000 principal amount of borrowings(11)	$—

See	footnote legend on page 33.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

(1)	Closing Price – New York Stock Exchange.
(2)

Total return on market value is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	Calculated using average shares outstanding.
(4)	Ratios of total expenses, excluding dividends and interest expense on short sales and borrowings for the fiscal periods ended, as applicable, are as follows:

Period Ended November 30, 2018	Period Ended December 31,
	2017	2016	2015	2014	2013
1.49%	1.59%	1.37%	0.98%	0.99%	1.02%

(5)	The increase in portfolio turnover rate is due to a change in the investment adviser and the appointment of two new subadvisers associated with a strategy change on the Fund.
(6)

The Fund incurred certain non-recurring proxy and tender offer costs in 2016. When excluding these costs, the ratio of net expenses to average net assets would be 1.48%, the ratio of total expenses to average net assets would be 1.51%, and the ratio of net investment income (loss) to average net assets would be 2.18%.

(7)

The Fund incurred certain non-recurring tender offer costs in 2017. When excluding these costs the ratio of net expenses to average net assets would be 2.17%, the ratio of total expenses would be 2.27% and the ratio of net investment income (loss) to average net assets would be 3.26%.

(8)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(9)	Annualized.
(10)	Not annualized.
(11)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2018

Note 1. Organization

Virtus Global Dividend & Income Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income. There is no guarantee that the Fund will achieve its investment objective.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from the REIT investments based on historical information and other industry sources. Distributions received in excess of this estimated amount are recorded as a

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.113 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). Delayed delivery enables the Fund to lock in what is believed to be an attractive price or yield on

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

a particular security for a period of time, regardless of future changes in interest rates. The Fund records delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

G.	Leveraged Loans

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

I.	Regulation S-X

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statements of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statements of Changes in Net Assets. Certain prior year amounts have been reclassified for consistency with the current year presentation (see footnotes on Statements of Changes in Net Assets for separate disclosure). These reclassifications has no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objective.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased options are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statements of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments”

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statements of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money.”

The Fund invested in derivative instruments during the period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2018:

Assets: Purchased options at value	$233 (1)

Liabilities: Written options at value	(1,242)

Net asset (liability) balance	$(1,009)

The following is a summary of the Fund’s options contracts as presented in the Statements of Operations as of November 30, 2018.

Net realized gain (loss) on purchased options	$(8,731	)(2)
Net realized gain (loss) on written options	(16,155)
Net change in unrealized appreciation (depreciation) on purchased options	(144	)(3)
Net change in unrealized appreciation (depreciation) on written options	(442)

Total realized and unrealized gain (loss) on purchased and written options	$(25,472)

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period January 1, 2018 through November 30, 2018 (the “period”), the average daily premiums paid by the Fund for purchased options were $565 and the average daily premiums received by the Fund for written options were $1,125.

Note 4. Investment Advisory Fees and Other Transactions with Affiliates

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

B.	Subadvisers

Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and, effective October 15, 2018, Rampart Investment Management Company, LLC (“Rampart”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund responsible for managing the Fund’s options overlay strategy. These three subadvisers are, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they are each paid a fee by the Adviser.

C.	Administration Services

($ reported in thousands)

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee of 0.10% per annum calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.

On September 7, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective September 7, 2016. For the period ended November 30, 2018, the Fund incurred administration fees totaling $348 which are included in the Statements of Operations within the line item “Administration and accounting fees.” In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will accrue daily and pay a monthly asset-based fee calculated on the Fund’s average daily Managed Assets. Previously, the sub-administration fee was paid directly by VFS.

However, also on September 7, 2016, VFS contractually committed, for a period of two years beginning on September 7, 2016, to waive receipt of a portion of the administration fee necessary to offset the increase in the administration fee that would have otherwise been effective on September 7, 2016. For the period ended November 30, 2018, the Fund waived administration fees totaling $226 as reported in the Statements of Operations or 0.065% of average daily Managed Assets. The waiver contractually expired on September 7, 2018, however, the administrator extended the waiver until December 2, 2018, at which time the waiver then completely expired.

D.	Directors’ Fee

($ reported in thousands)

For the period ended November 30, 2018, the Fund incurred Directors’ fees totaling $289, which are included in the Statements of Operations within the line item “Directors’ fees and expenses.”

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended November 30, 2018, were as follows:

Purchases	Sales
$149,202	$194,501

Purchases and sales of long-term U.S. Government and agency securities during the period ended November 30, 2018, were as follows:

Purchases	Sales
$11,533	$17,420

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged

Note 7. Borrowings

($ reported in thousands)

On December 14, 2018, the Fund amended its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $155,000. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid for the period ended November 30, 2018,

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

were $104 and are included in the “Interest expense on borrowings” line of the Statements of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the period ended November 30, 2018, the average daily borrowings under the Agreement and the weighted daily average interest rate were $106,048 and 2.79%, respectively. At November 30, 2018, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$100,000	3.20%

Note 8. Indemnifications

Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Capital Stock and Reinvestment Plan; Repurchase Program; Tender Offers

At November 30, 2018, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 24,568,076 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2018 and December 31, 2017, 100,956 and 78,042 shares were issued, respectively and for the period ended December 31, 2016, there were no shares issued pursuant to the Plan.

Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. During the period ended November 30, 2018 and the years ended December 31, 2017 and December 31, 2016, there were no repurchases.

On April 29, 2016, the Fund announced the commencement of a 15% tender offer (4,768,925 shares) at a price equal to 98% of the Fund’s NAV per share on the expiration date of the offer. The tender offer expired on May 26, 2016, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $12.96 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on May 26, 2016. As a result of the tender offer, $61,805 (reported in thousands) was distributed to shareholders and there was an accretion of $0.05 to the NAV per share of all the outstanding shares after the close of the tender offer.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

On November 25, 2016, the Fund announced the commencement of a 5% tender offer (1,351,195 shares) at a price equal to 98% of the Fund’s NAV per share on the expiration date of the offer. The tender offer expired on December 23, 2016. The Fund purchased the maximum number of shares covered by the offer price of $12.4950 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on December 23, 2016. As a result of the tender offer, $16,883 (reported in thousands) was distributed to shareholders and an accretion of $0.01 to the NAV per share of all the outstanding shares after close of the tender offer.

On March 20, 2017, the Fund announced the commencement of a 5% tender offer (1,283,636 shares) at price equal to 98% of the Fund’s NAV per share on the expiration date of the offer. The tender offer expired on June 23, 2017. The Fund purchased the maximum number of shares covered by the offer price of $12.67 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on June 23, 2017. As a result of the tender offer, $16,265 (reported in thousands) was distributed to shareholders and an accretion of $0.01 to the NAV per share of all the outstanding shares after close of the tender offer.

On December 20, 2018, the Fund paid a distribution of $0.113 to shareholders of record on December 13, 2018. The distribution had an ex-dividend date of December 12, 2018.

On January 9, 2019, the Fund paid a distribution of $0.113 to shareholders of record on December 31, 2018. The distribution had an ex-dividend date of January 4, 2019.

Note 10. Regulatory Matters and Litigation

From time to time, the Adviser, KAR, Newfleet, Rampart and/or their respective affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Federal Income Tax Information

($ reported in thousands)

At November 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including Purchased Options)	$357,719	$11,293	$(13,197)	$(1,904)
Written Options	(1,242)	—	—	—

For the fiscal period ended November 30, 2018, the Fund has capital loss carryovers available to offset future realized gains as follows:

No Expiration		Total
Short-Term	Long-Term
$9,625	$5,794	$15,419

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2018, the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Loss Deferred	Late Year Ordinary Loss Recognized	Capital Losses Deferred	Capital Losses Recognized
$—	$(16)	$1,694	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses and losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The tax character of dividends and distributions paid during the fiscal period ended November 30, 2018 and the years ended December 31, 2017 and 2016 was as follows:

	Period Ended
	2018	2017	2016
Ordinary income	$8,158	$18,854	$7,844
Long-term capital gains	—	7,966	41,885
Return of capital	19,543	7,008	—

Total	$27,701	$33,828	$49,729

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or NAV of the Fund. As of November 30, 2018, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Loss)
$29	$(29)

Note 12. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In March 2017, the FASB issued an ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of Virtus Global Dividend & Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Global Dividend & Income Fund Inc. (the “Fund”) as of November 30, 2018, the related statements of operations and cash flows for the period ended November 30, 2018 and the year ended December 31, 2017, the statement of changes in net assets for the period ended November 30, 2018 and each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and its cash flows for the period ended November 30, 2018 and the year ended December 31, 2017, the changes in its net assets for the period ended November 30, 2018 and each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

TAX INFORMATION (Unaudited)

NOVEMBER 30, 2018

For the fiscal period ended November 30, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, as long-term capital gains dividends (“LTCG”) subject to a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	31%	$—

CERTIFICATION (Unaudited)

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

Virtus Global Dividend & Income Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS

The Board of Directors (the “Board”) of Virtus Global Dividend & Income Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and each of the subadvisory agreements with Newfleet Asset Management, LLC (“Newfleet”), Rampart Investment Management, LLC (“Rampart”) and Kayne Anderson Rudnick Investment Management, LLC (each a “Subadviser”, and together “Subadvisers”) (the “Subadvisory Agreements”, and collectively with the Advisory Agreement, the “Agreements”). At an in-person meeting held on September 18, 2018, the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”): (a) approved the transfer of subadvisory responsibilities to Rampart for managing the Fund’s options overlay strategy (“PYS”) from Newfleet for the remainder of the term of Newfleet’s Subadvisory Agreement, which, pursuant to Rule 2a-6 under the 1940 Act, did not require a shareholder vote; (b) appointed Rampart to provide investment subadvisory services to manage the Fund’s PYS; and (c) approved Rampart’s Subadvisory Agreement. At an in-person meeting held on November 13, 2018, the Board, including a majority of the Independent Directors, considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in executive sessions with its independent legal counsel at which no representatives of VIA or the Subadvisers were present.

Nature, Extent and Quality of Services

The Directors received in advance of the meeting various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.

In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

the Fund’s investment objectives, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including each Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that no Subadviser was currently involved in any regulatory actions, investigations or material litigation.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered that the Fund’s performance for the year-to-date and 1-, 3-, 5- and 10-year periods ended June 30, 2018 was below the median of the Performance Universe for

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

the same periods. The Board also considered that the Fund underperformed its benchmark for all periods ended June 30, 2018. The Directors discussed the Fund’s underperformance and the reasons therefor among themselves and with management. The Directors noted that PYS was a source of considerable underperformance relative to the Fund’s peer group and benchmark, and discussed with management plans for increased management focus on ways to improve the Fund’s performance.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fees. The Directors also considered the fee rates payable by accounts and funds managed by each of the Subadvisers.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s contractual management fees were equal to the median of the Expense Group, and that the Fund’s actual total expenses were above the median of the Expense Group.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.

In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VIA to each of the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and, therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each of the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreements.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.

The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

Other Factors

The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreements.

The Directors concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.

Conclusion

After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES

Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Global Dividend & Income Fund Inc., One Financial Plaza, Hartford, CT 06103.

Disinterested Directors

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Philip R. McLoughlin YOB: 1946 Elected: 2016, Class II Chairman 78 Portfolios	Private investor (since 2010); Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (58 portfolios).
William R. Moyer YOB: 1944 Elected: 2016, Class II 4 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer); Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Director (since 2017), Virtus Total Return Fund Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; and Director and Treasurer (since 1986), CT Invention Convention.
James M. Oates YOB: 1946 Elected: 2016, Class I 74 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (58 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 1988, Class I 4 Portfolios	Director (since 1986), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ocean Capital Advisors, Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Independent Director (since 2017), JSC AgroGard-Finance; Non-Executive Director (since 2016), Crusader Resources Limited; Director (since 2014), First China Financial Network Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2011), Genagro Services, Ltd.; Director (2013 to 2014), FAB Universal Corp.; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).
R. Keith Walton YOB: 1964 Elected: 2004, Class III 4 Portfolios	Vice President (2013 to 2017), Strategy, Arizona State University; Vice President (2011 to 2013), Global Government & Affairs, Alcoa; Senior Managing Director (2010), BSE Management LLC; Principal and Chief Administrative Officer (2007 to 2009), Global Infrastructure Partners; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2013), Virtus Global Dividend & Income Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Brian T. Zino YOB: 1952 Elected: 2014, Class III 4 Portfolios	Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Director

The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006, Class II 75 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (one portfolio); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (58 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Managing Director of Morgan Stanley (1982 to 2010); Member of Yale University Council (2001 to 2012); Chairman of the Board of Yale Alumni Fund (2004 to 2006); Director (2013 to 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

FUND MANAGEMENT TABLES (Continued)

Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated and Duff & Phelps closed-end funds (since 2012); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999 to 2012).

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103

Administrator

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8644	01-19

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

Brian T. Zino has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Zino is an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,380 for 2018 and $31,220 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,486 for 2018 and $1,081 for 2017. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,439 for 2018 and $0 for 2017.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Dividend & Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $11,926 for 2018 and $1,081* for 2017.

*Prior year fees were restated to remove non-audit fees paid by affiliated registrants not requested by the item.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Philip R. McLoughlin, Brian T. Zino, William R. Moyer, James B. Rogers, R. Keith Walton and James M. Oates.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING PROXY VOTING

THE BOARDS OF THE FUNDS1 HAVE ADOPTED THIS POLICY TO GOVERN THE EXERCISE OF STOCK OWNERSHIP RIGHTS WITH RESPECT TO FUND PORTFOLIO HOLDINGS.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]

Funds include Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.

The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Fund’s sub-advisers are Kayne Anderson Rudnick Investment Management, LLC and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Newfleet Asset Management, LLC

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of two other closed-end funds, Virtus Total Return Fund Inc. (NYSE: ZF) and Virtus Global Multi-Sector Income Fund (NYSE: VGI).

Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

Stephen H. Hooker, CFA

Managing Director and Portfolio Manager

Stephen Hooker is a managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners.

Mr. Hooker is a member of the multi-sector portfolio management team with primary responsibilities for institutional accounts. He also serves as co-portfolio manager of the Virtus Newfleet Bond Fund and Virtus Strategic Allocation Fund, and assists in the management of the closed-end fund Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR). He joined Newfleet in 2011 to serve as sector manager for emerging markets, where he was responsible for researching issuers in Europe, the Middle East, and Africa.

From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin Capital Advisers, a former Virtus investment management subsidiary, for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Mr. Hooker earned a B.A. in psychology from Trinity College. He holds the Chartered Financial Analyst designation. He began his career in the investment industry in 1993.

Kayne Anderson Rudnick Investment Management, LLC

Richard Sherry, CFA

Portfolio Manager and Senior Research Analyst with primary responsibilities for the large-capitalization energy, financials, and utilities sectors

Mr. Sherry joined Kayne Anderson Rudnick in 1995 as a Marketing Analyst before becoming a Research Analyst. He has approximately 18 years of equity research experience.

Before joining Kayne Anderson Rudnick Investment Management, LLC, Mr. Sherry worked as Operations/Marketing Supervisor at Pilgrim Asset Management. He earned a B.A. in Economics from the University of California, Los Angeles, and an M.B.A. from the University of Southern California. Mr. Sherry is a Chartered Financial Analyst charterholder and a member of the CFA Society of Los Angeles, Inc.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Directors on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2018, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David L. Albrycht	Registered Investment Companies:	19	9,591M	2	238M
	Other Pooled Investment Vehicles:	2	80M	0	0
	Other Accounts:	0	0	0	0
Stephen Hooker	Registered Investment Companies:	3	278M	1	48M
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	2	38M	0	0
Richard Sherry	Registered Investment Companies:	2	235M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	641	539M	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2018, beneficial ownership of shares of the Fund by Messrs. Albrycht, Hooker and Sherry are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Stephen Hooker	$0
Richard Sherry	$50,001 - $100,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 2018	0	$0	0	2,654,033
July 2018	0	$0	0	2,654,033
August 2018	0	$0	0	2,654,033
September 2018	0	$0	0	2,654,033
October 2018	0	$0	0	2,654,033
November 2018	0	$0	0	2,654,033
Total	0	$0	0	2,654,033

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced 3/13/12 and expanded 9/19/12 and 2/10/14

b.	The dollar amount (or share or unit amount) approved 6,884,886 shares

c.	The expiration date (if any) of each plan or program—none

d.	Each plan or program that has expired during the period covered by the table—none

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended November 31, 2018 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Dividend & Income Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	2/08/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	2/08/2019

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date	2/08/2019

*	Print the name and title of each signing officer under his or her signature.